Exhibit 10.1
Date 30 September 2011
NAVIOS MARITIME PARTNERS L.P.
as Borrower
COMMERZBANK AG and DVB BANK SE
as Lenders
DVB BANK SE
as Swap Bank, Joint-Arranger, Agent,
and Security Trustee
and
COMMERZBANK AG
as Joint-Arranger, Payment Agent,
Account Bank and Swap Bank

EIGHTH SUPPLEMENTAL AGREEMENT

in relation to a Facility Agreement dated 15 November 2007,
as amended by supplemental agreements dated 25 June 2008,
30 January 2009, 11 January 2010, 30 March 2010,
1 June 2010, 13 December 2010 and 31 May 2011
INCE & CO
PIRAEUS

THIS AGREEMENT is made on 30 September 2011
BETWEEN
(1)	NAVIOS MARITIME PARTNERS L.P. as Borrower;

(2)	COMMERZBANK AG and DVB BANK SE as Lenders;

(3)	DVB BANK SE as Swap Bank, Joint-Arranger, Agent and Security Trustee; and

(4)	COMMERZBANK AG as Joint-Arranger, Payment Agent, Account Bank and Swap Bank.
BACKGROUND
(A)	By a Facility Agreement dated 15 November 2007 as amended by supplemental agreements dated 25 June 2008, 30 January 2009, 11 January 2010, 30 March 2010, 1 June 2010, 13 December 2010 and 31 May 2011 and made between the parties hereto the Lenders have made available to the Borrower a loan of up to USD434,000,000.

(B)	The Lenders have made a request to the Borrower that it provide security additional to the security already provided by the Borrower to the Banks pursuant to the Facility Agreement.

(C)	This Agreement sets out the terms and conditions on which the Borrower agrees, with effect on and from the date hereof, at the request of the Lenders, to provide additional and the consequential amendments to the Facility Agreement.
IT IS AGREED as follows:
1	INTERPRETATION

1.1	Defined expressions. Words and expressions defined in the Facility Agreement and the other Security Documents shall have the same meanings when used in this Agreement unless the context otherwise requires.

1.2	Definitions. In this Agreement, unless the contrary intention appears:

“Facility Agreement” means the Facility Agreement dated 15 November 2007 (as amended) referred to in Recital (A);

“KO Charter Assignment” means a second priority specific assignment of each KO Charter required to be executed hereunder by either KO Guarantor in favour of the Security Trustee (including any notices and/or acknowledgements and/or undertakings associated therewith) in such form as the Agent and the Majority Lenders may require in their sole discretion;

“KO Facility Agreement” means the Facility Agreement dated 27 May 2011 and made between (1) the Borrower as borrower, (2) DVB Bank SE and Commerzbank AG as lenders, (3) DVB Bank SE as joint-arranger, agent and security trustee and (4) Commerzbank AG as joint-arranger, payment agent and account bank;

“KO General Assignment” means, in respect of each KO Vessel, a second priority general assignment of the Earnings, the Insurances and any Requisition Compensation thereof executed or to be executed by either KO Guarantor which is the owner thereof in favour of the Security Trustee, in such form as the Agent and the Majority Lenders may in their sole discretion require;

“KO Manager’s Undertaking” means the second priority undertaking and assignment required to be executed by the Manager in favour of the Security Trustee in respect of each KO Vessel in such form as the Agent and the Majority Lenders may require in their sole discretion;

“KO Mortgage” means, in respect of each KO Vessel, a second preferred Panamanian ship mortgage made or to be made by the KO Guarantor who is the owner thereof in favour of the Security Trustee in such form as the Agent and the Majority Lenders may in their sole discretion require;

“KO Security Documents” means, together:
(a)	the KO General Assignments;

(b)	the KO Mortgages;

(c)	the KO Charter Assignments; and

(d)	the KO Manager’s Undertakings;
and, in the singular, means any of them;

“KO Vessels” means, together Vessel F and Vessel G, and in the plural means both of them;

Words and expressions advised in the Schedule to this Agreement shall have the meanings given to them therein as if set out in full in this Clause 1.2.
1.3	Application of construction and Interpretation provisions of Facility Agreement. Clauses 1.3 to 1.6 (inclusive) of the Facility Agreement apply, with any necessary modifications, to this Agreement.
2	UNDERTAKINGS

2.1	Undertakings

2.1.1.	The Borrower shall forthwith deliver to the Agent:

(a)	Corporate documents

Certified Copies of all documents which evidence or relate to the constitution of the Borrower and each KO Guarantor and its current corporate existence;
(b)	Corporate authorities
(i)	Certified Copies of resolutions of the directors of the Borrower and each KO Guarantor approving such of this Agreement and each of the KO Guarantee to which it is a party and authorising the execution and delivery thereof and performance of its obligations thereunder, additionally certified by an officer of the Borrower and such KO Guarantor as having been duly passed at a duly convened meeting of the directors of the Borrower and such KO Guarantor and not having been amended, modified or revoked and being in full force and effect; and

(ii)	Originals of any powers of attorney issued by the Borrower and each KO Guarantors pursuant to such resolutions

(c)	Required Authorisations
a certificate that there are no Required Authorisations or that there are no Required Authorisations except those described in such certificate and Certified Copies of which as duly executed (including any conditions and/or documents ancillary thereto) are appended thereto.
(d)	Certificate of incumbency
a list of directors and officers of the Borrower and each KO Guarantor specifying the names and positions of such persons, certified by an officer of the Borrower and such KO Guarantor to be true, complete and up to date;

(e)	KO Security Documents

the KO Security Documents duly executed and delivered;

(f)	KO Mortgages registration

evidence that the Collateral Mortgage has been registered against the Collateral Vessel through the Registry under the laws and flag of the Flag State with second priority

(g)	Endorsement

the endorsement at the end of this Agreement signed by each Security Party (other than the Borrower and the KO Guarantors);

(h)	London agent

documentary evidence that the agent for service of process named in Clause 19 of the Facility Agreement has accepted its appointment; and

(i)	Laws of the Marshall Islands: opinion

an opinion of Messrs Reeder & Simpson PC special legal advisers to the Banks on Marshall Islands law;

(j)	Laws of Panama: opinion

an opinion of Messrs Moreno & Asociados, special legal advisers in Panama to the Banks;

(k)	Further opinions, etc

any further opinions, consents, agreements and documents in connection with this Agreement and the Security Documents which the Agent may request by notice to the Borrower.

3	REPRESENTATIONS AND WARRANTIES

3.1	Repetition of Facility Agreement representations and warranties. The Borrower represents and warrants to each Lender that the representations and warranties in Clause 7 of the Facility Agreement, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

4	AMENDMENTS TO FACILITY AGREEMENT AND OTHER SECURITY DOCUMENTS

4.1	Specific amendments to Facility Agreement. With effect on and from the date of this Agreement, the Facility Agreement shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)	by adding in Clause 1.2 thereof each of the definitions in Clause 1.2 (other than the definition of “Facility Agreement”);

(b)	by adding at the end of the definition of “Owner” in Clause 1.2 thereof the words “and, in respect of each KO Vessel, the KO Guarantor who is the owner thereof”;

(c)	by adding after the words “KO Guarantees” in the definition of “Security Documents” in Clause 1.2 the words “, the KO Security Documents”;

(d)	by deleting in Clause 1.2 thereof the definition of “Security Value” and replacing it with the following:

““Security Value” means the amount in USD (as certified by the Agent) which is, at any relevant time, the aggregate of (a) the Valuation Amounts of the Mortgaged Vessels as most recently determined in accordance with clause 8.2.2 less an amount equivalent to 143% of the Loan (as defined in the KO Facility Agreement) and (b) the net realizable market value of any additional security, including the Cash Deposit, for the time being actually provided to the Lenders pursuant to clause 8.2.1(b)”;

(e)	by adding in the definition of “Underlying Documents” in Clause 1.2 thereof after the words “the Advance H Charters” the words “and the KO Charters”;

(f)	by adding in the definition of “Vessels” in Clause 1.2 thereof after the words “the Advance H Vessels and” the words “the KO Vessels and”;

(g)	by construing the definitions of “Existing Charters”, “Mortgages”, “General Assignments”, “Guarantees”, “Manager’s Undertakings” and “Charter Assignments” to include the KO Charters, the KO Mortgages, the KO General Assignments, the KO Guarantees, the KO Manager’s Undertakings and the KO Charter Assignments respectively;

(h)	by deleting Clause 8.1.18(e) and replacing it as follows:

“8.1.18 (e) at no time shall the cash balance on the Retention Account (in addition to the amounts which are to be paid into the Retention Account pursuant to Clause 14.3) be less than USD 5,000,000 (referred to in this Agreement as the “Cash Deposit”)”;

(i)	by construing references throughout to “this Agreement”, “hereunder” and other like expressions as if the same referred to the Facility Agreement as amended and supplemented by this Agreement.

4.2	Amendments to Security Documents. With effect on and from the date of this Agreement each of the Security Documents other than the Facility Agreement, shall be, and shall be deemed by this Agreement to be, amended so that the definition of, and references throughout each of the Security Documents to, the Facility Agreement shall be construed as if the same referred to the Facility Agreement as amended and supplemented by this Agreement.

4.3	Security Documents to remain in full force and effect.
The Security Documents shall remain in full force and effect as amended and supplemented by:
(a)	the amendments to the Security Documents contained or referred to in Clauses 4.1 and 4.2; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.
5	FURTHER ASSURANCES

5.1	Borrower’s obligation to execute further documents etc. The Borrower shall, and shall procure that any other party to any Security Document shall:
(a)	execute and deliver to the Agent (or as it may direct) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Agent may, in any particular case, specify,

(b)	effect any registration or notarisation, give any notice or take any other step, which the Agent may, by notice to the Borrower or other party, reasonably specify for any of the purposes described in Clause 5.2 or for any similar or related purpose.
5.2	Purposes of further assurances. Those purposes are:
(a)	validly and effectively to create any Security Interest or right of any kind which the Lenders intended should be created by or pursuant to the Facility Agreement or any other Security Document, each as amended and supplemented by this Agreement; and

(b)	implementing the terms and provisions of this Agreement.
5.3	Terms of further assurances. The Agent may specify the terms of any document to be executed by the Borrower or any other party under Clause 5.1, and those terms may include any covenants, powers and provisions which the Agent reasonably considers appropriate to protect its interests.

5.4	Obligation to comply with notice. The Borrower shall comply with a notice under Clause 5.1 by the date specified in the notice.

5.5	Additional corporate action. At the same time as the Borrower or any other party delivers to the Agent any document executed under Clause 5.1(a), the Borrower or such other party shall also deliver to the Agent a certificate signed by 2 of the Borrower’s or that other party’s directors which shall:
(a)	set out the text of a resolution of the Borrower’s or that other party’s directors specifically authorising the execution of the document specified by the Agent, and

(b)	state that either the resolution was duly passed at a meeting of the directors validly convened and held throughout which a quorum of directors entitled to vote on the resolution was present or that the resolution has been signed by all the directors and is valid under the Borrower’s or that other party’s articles of association or other constitutional documents.

6	FEES AND EXPENSES

6.1	Arrangement Fee. The Borrower shall pay to the Lenders on the date of this Agreement a non-refundable arrangement fee of USD20,000 to be distributed pro rata between the Lenders according to their respective Contributions.

6.2	Expenses. The provisions of Clause 5 (Fees and Expenses) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

7	NOTICES

7.1	General. The provisions of clause 17 (Notices and other matters) of the Facility Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

8	SUPPLEMENTAL

8.1	Counterparts. This Agreement may be executed in any number of counterparts.

8.2	Third party rights. A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

9	LAW AND JURISDICTION

9.1	Governing law. This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

9.2	Incorporation of the Facility Agreement provisions. The provisions of Clauses 18 and 19 (Governing Law and Jurisdiction) of the Facility Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.
IN WITNESS whereof the parties to this Agreement have caused this Agreement to be duly executed on the date first above written.

SIGNED as a deed by ALEXANDROS LAIOS	)	/s/ Alexandros Laios
for and on behalf of	)
NAVIOS MARITIME PARTNERS L.P.	)
(as Borrower under and pursuant to	)
a power of attorney dated	)
27 September 2011))

SIGNED by ROBIN PARRY	)	/s/ Robin Parry
for and on behalf of	)
COMMERZBANK AG	)
(as a Lender))

SIGNED by ROBIN PARRY	) /s/ Robin Parry
for and on behalf of	)
DVB BANK SE	)
(as a Lender))

SIGNED by ROBIN PARRY	) /s/ Robin Parry
for and on behalf of	)
DVB BANK SE	)
(as Joint-Arranger, Agent, Swap	)
Bank and Security Trustee))

SIGNED by ROBIN PARRY	) /s/ Robin Parry
for and on behalf of	)
COMMERZBANK AG	)
(as Joint-Arranger, Account Bank,	)
Payment Agent and Swap Bank))

Witness to all the above	) /s/ Ronan Le Du
Signatures:	)
Name: RONAN LE DU
Address:
47-49 Akti Miaouli
Piraeus, Greece

We on this 30th day of September 2011 hereby confirm and acknowledge that we have read and understood the terms and conditions of the above Supplemental Agreement and agree in all respects to the same and confirm that the Security Documents to which we are respectively a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrower under the Facility Agreement (as amended by the Supplemental Agreement) and shall, without limitation, secure the Loan.

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU For and on behalf of NAVIOS MARITIME OPERATING L.L.C.	VASILIKI PAPAEFTHYMIOU For and on behalf of NAVIOS SHIPMANAGEMENT INC.

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
Vasiliki Papaefthymiou	Vasiliki Papaefthymiou
For and on behalf of LIBRA SHIPPING ENTERPRISES CORPORATION	For and on behalf of ALEGRIA SHIPPING CORPORATION

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
Vasiliki Papaefthymiou	Vasiliki Papaefthymiou
For and on behalf of FANTASTIKS SHIPPING CORPORATION	For and on behalf of FELICITY SHIPPING CORPORATION

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
Vasiliki Papaefthymiou	Vasiliki Papaefthymiou
For and on behalf of GALAXY SHIPPING CORPORATION	For and on behalf of GEMINI SHIPPING CORPORATION

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
Vasiliki Papaefthymiou	Vasiliki Papaefthymiou
For and on behalf of AURORA SHIPPING ENTERPRISES LTD.	For and on behalf of HYPERION ENTERPRISES INC.

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
Vasiliki Papaefthymiou	Vasiliki Papaefthymiou
For and on behalf of SAGITTARIUS SHIPPING CORPORATION	For and on behalf of PALERMO SHIPPING S.A.

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
Vasiliki Papaefthymiou	Vasiliki Papaefthymiou
For and on behalf of CHILALI CORP.	For and on behalf of SURF MARITIME CO.

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
Vasiliki Papaefthymiou	Vasiliki Papaefthymiou
For and on behalf of ALDEBARAN SHIPPING CORPORATION	For and on behalf of PROSPERITY SHIPPING CORPORATION

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
Vasiliki Papaefthymiou	Vasiliki Papaefthymiou
For and on behalf of CUSTOMIZED DEVELOPMENT S.A.	For and on behalf of PANDORA MARINE INC.

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
Vasiliki Papaefthymiou	Vasiliki Papaefthymiou
For and on behalf of KOHYLIA SHIPMANAGEMENT S.A.	For and on behalf of ORBITER SHIPPING CORP.